UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 1, 2014

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 5, 2014, WebMD Health Corp. issued a press release that, among other things, provided financial guidance for the third quarter of 2014 and the year ending December 31, 2014, a summary of which guidance was furnished by WebMD as Exhibit 99.3 to a Current Report on Form 8-K filed on August 5, 2014. Exhibits 99.3 and 99.4 to that August 5, 2014 Form 8-K are incorporated by reference into this Item 2.02 pursuant to General Instruction B.3 of Form 8-K.

On October 1, 2014, WebMD issued a press release regarding its reaffirmation of that guidance. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 2.02. The information contained in, or incorporated by reference into, this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2014 Annual Meeting of Stockholders of WebMD Health Corp. (the “2014 Annual Meeting”), held on October 1, 2014, stockholders of WebMD approved WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Plan”), including an increase of 1,700,000 shares in the total number of shares of WebMD Common Stock issuable under the 2005 Plan. To the extent required by Item 5.02 of Form 8-K, the description of the 2005 Plan in “Proposal 3” in the Proxy Statement with respect the 2014 Annual Meeting, filed by WebMD with the Securities and Exchange Commission on August 18, 2014 (the “2014 Proxy Statement”), is incorporated by reference into this Item 5.02 pursuant to General Instruction B.3 of Form 8-K. A copy of the 2005 Plan, as amended and restated as of October 1, 2014, is filed as Exhibit 4.1 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2014 Annual Meeting, stockholders of WebMD: (i) elected the four nominated Class III directors; (ii) approved, on an advisory basis, WebMD’s executive compensation; (iii) approved the Amended and Restated 2005 Long-Term Incentive Plan, as described in Item 5.02 of this Current Report; and (iv) ratified the appointment of Ernst & Young LLP as WebMD’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The following voting instructions were submitted by the stockholders:

Proposal 1—To elect as Class III directors for a three-year term:

William J. Marino	— votes FOR	31,395,635
	— votes withheld	130,617
	— broker non-votes	5,575,303

Herman Sarkowsky	— votes FOR	24,370,949
	— votes withheld	7,155,303
	— broker non-votes	5,575,303

Kristiina Vuori, M.D.	— votes FOR	31,395,637
	— votes withheld	129,615
	— broker non-votes	5,575,303

Martin J. Wygod	— votes FOR	30,925,656
	— votes withheld	600,596
	— broker non-votes	5,575,303

Proposal 2—Advisory vote to approve WebMD’s executive compensation (commonly referred to as a Say-on-Pay Vote):

Votes FOR:	20,018,908
Votes AGAINST:	11,468,674
Abstentions:	38,670
Broker non-votes:	5,575,303

Proposal 3—To ratify and approve an WebMD’s Amended and Restated 2005 Long-Term Incentive Plan, including to increase the number of shares of WebMD Common Stock issuable under that Plan by 1,700,000 shares:

Votes FOR:	23,103,602
Votes AGAINST:	8,383,362
Abstentions:	39,288
Broker non-votes:	5,575,303

Proposal 4—To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as our independent auditor for the fiscal year ending December 31, 2014:

Votes FOR:	36,868,507
Votes AGAINST:	409,786
Abstentions:	23,262
Broker non-votes:	0

The record date for the determination of stockholders entitled to vote at the 2014 Annual Meeting was August 6, 2014. The amounts reported above represent the voting instructions, with respect to each of the Proposals, by stockholders who held shares on that record date. As previously reported, WebMD repurchased 2,000,000 shares of its Common Stock pursuant to a tender offer on September 16, 2014, and the repurchased shares were deposited in treasury. As disclosed in the 2014 Proxy Statement, shares owned by a Delaware corporation on the date of a stockholder meeting are not entitled to vote at that stockholder meeting under Delaware law, even if those shares were outstanding on the record date for the meeting and received proxy cards they could use to submit voting instructions. Since it was not practicable for WebMD to trace the voting instructions that applied to specific shares it had repurchased in a tender offer, WebMD made the assumption, in determining the results of voting on the Proposals at the 2014 Annual Meeting that all shares it repurchased in the tender offer had voted FOR each of the nominees and FOR each of Proposals 2, 3 and 4. With respect to each of Proposals 2, 3 and 4, the shares providing instructions to vote FOR the respective proposals exceeded by more than 2,000,000 the sum of the shares providing instructions to vote AGAINST and the shares providing instructions to ABSTAIN; accordingly, Proposals 2, 3 and 4 were each approved by WebMD’s stockholders legally entitled to vote. Similarly, each of the director nominees was elected after giving effect to such reduction in the number of shares providing instructions to vote FOR such nominees.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit Number	Description

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan, as amended effective October 1, 2014

99.1	Press Release, dated October 1, 2014, regarding reaffirmation of the Registrant’s prior guidance for the quarter ended September 30, 2014 and for full year 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: October 2, 2014	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan, as amended effective October 1, 2014
99.1	Press Release, dated October 1, 2014, regarding reaffirmation of the Registrant’s prior guidance for the quarter ended September 30, 2014 and for full year 2014